UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2005

BANCTRUST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

100 St. Joseph Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (251) 431-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

BancTrust Financial Group, Inc. (the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “2004 Form 10-K”) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the “First Quarter 10-Q”) for discontinued operations related to Sweet Water State Bank. On April 7, 2005, the Company issued a press release announcing that it entered into a stock purchase agreement with respect to the sale of Sweet Water State Bank. On June 20, 2005, Sweet Water State Bank met the requirements under Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”) for classification as discontinued operations. On August 1, 2005, the Company completed the sale of the stock of Sweet Water State Bank. On August 5, 2005, the Company filed its quarterly report on Form 10-Q for the quarter ended June 30, 2005, and that quarterly report classified the assets, liabilities and operations of Sweet Water State Bank as discontinued operations in accordance with SFAS 144.

Under requirements of the Securities and Exchange Commission (the “SEC”), the same classification as discontinued operations required by SFAS 144 is also required for previously issued financial statements included in the Company’s currently filed 2004 Form 10-K and in the First Quarter 10-Q, if those financial statements are incorporated by reference in filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to Sweet Water State Bank’s operations being classified as discontinued operations.

This reclassification has no effect on the Company’s reported net income for any reporting period and has no material effect on the Company’s results of operations or financial condition.

This report includes our reclassified audited Consolidated Financial Statements for the years ended December 31, 2004, 2003 and 2002, and our reclassified unaudited Consolidated Financial Statements for the three months ended March 31, 2005 and March 31, 2004. In addition, this report includes the respective Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations, in each case revised to be consistent with the reclassified Consolidated Financial Statements.

The revisions noted above update the following sections of our 2004 Form 10-K:

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8. Financial Statements and Supplementary Data.

The revisions update the following sections of our First Quarter 10-Q:

•	Part I, Item 1. Financial Statements; and

•	Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The reclassified consolidated financial information is attached to this current report on Form 8-K as Exhibits 99.1 and 99.2. Because we are reclassifying certain financial information in the 2004 Form 10-K and the First Quarter 10-Q for discontinued operations, we have also incorporated changes to conform the presentation of this consolidated financial information to the form presented in our Form 10-Q for the quarterly period ended June 30, 2005, filed with the SEC on August 5, 2005, and certain other changes in presentation. The revised sections of our 2004 Form 10-K and our First Quarter 10-Q included in this report have not been otherwise updated for events occurring after the date of our consolidated financial statements, which were originally presented in the 2004 Form 10-K filed on March 15, 2005, and the First Quarter 10-Q filed on May 6, 2005. All other information in the 2004 Form 10-K and the First Quarter 10-Q remains unchanged. This report should be read in conjunction with our 2004 Form 10-K (except for Items 6, 7 and 8 of Part II, which are contained in this report), our reports on Form 10-Q for the quarters ended March 31, 2005 (except for Items 1 and 2 of Part I, which are contained in this report) and June 30, 2005, and our other current reports on Form 8-K, for disclosure of other information.

Item 9.01. Exhibits

23.	Consent of KPMG LLP

99.1	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements and Supplementary Data for the years ended December 31, 2004, 2003 and 2002 (Part II — Items 6, 7 and 8 of the Company’s Report on Form 10-K for the year ended December 31, 2004, filed with the SEC on March 15, 2005).

99.2	Revised Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2005, and March 31, 2004 (Part I — Items 1 and 2 of the Company’s Report on Form 10-Q for the Quarterly Period Ended March 31, 2005, filed with the SEC on May 6, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.

DATE: September 8, 2005	By:	/s/ F. Michael Johnson
F. Michael Johnson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23	Consent of KPMG LLP

99.1	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements and Supplementary Data for the years ended December 31, 2004, 2003 and 2002 (Part II — Items 6, 7 and 8 of the Company’s Report on Form 10-K for the year ended December 31, 2004, filed with the SEC on March 15, 2005).

99.2	Revised Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2005, and March 31, 2004 (Part I — Items 1 and 2 of the Company’s Report on Form 10-Q for the Quarterly Period Ended March 31, 2005, filed with the SEC on May 6, 2005).